NUVEEN MUTUAL FUNDS

SUPPLEMENT DATED APRIL 14, 2014

TO PROSPECTUSES AND SUMMARY PROSPECTUSES

Nuveen Municipal Trust	Nuveen Investment Trust III
Prospectuses and Summary Prospectuses dated	Prospectus dated January 15, 2014
February 10, 2014	Prospectus and Summary Prospectuses dated
January 31, 2014
Nuveen Multistate Trust I
Prospectus and Summary Prospectuses dated	Nuveen Investment Trust V
February 10, 2014, as supplemented	Prospectuses and Summary Prospectuses dated
January 31, 2014
Nuveen Multistate Trust II
Prospectuses and Summary Prospectuses dated	Nuveen Managed Accounts Portfolios Trust
February 10, 2014, as supplemented	Prospectuses dated November 29, 2013

Nuveen Multistate Trust III	Nuveen Investment Funds, Inc.
Prospectus and Summary Prospectuses dated	Prospectus and Summary Prospectuses dated
February 10, 2014	April 30, 2013, as supplemented
Prospectus and Summary Prospectuses dated
Nuveen Multistate Trust IV	October 31, 2013, as supplemented
Prospectus and Summary Prospectuses dated	Prospectuses and Summary Prospectuses dated
February 10, 2014, as supplemented	February 10, 2014
Prospectus and Summary Prospectuses dated
Nuveen Investment Trust	February 28, 2014, as supplemented
Prospectuses and Summary Prospectuses dated
October 31, 2013, as supplemented	Nuveen Strategy Funds, Inc.
Prospectuses and Summary Prospectuses dated	Prospectus and Summary Prospectuses dated
December 31, 2013, as supplemented	December 31, 2013, as supplemented
Prospectus dated February 28, 2014, as supplemented
Prospectus dated April 1, 2014

Nuveen Investment Trust II
Prospectuses and Summary Prospectuses dated
November 29, 2013, as supplemented
Prospectuses dated December 10, 2013
Prospectus and Summary Prospectuses dated
December 31, 2013, as supplemented
Prospectus and Summary Prospectuses dated
January 31, 2014

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen Investments, Inc., the parent company of Nuveen Fund Advisers, LLC (“NFAL”), the investment adviser of the Nuveen mutual funds (the “Funds”). The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Funds and NFAL and the investment sub-advisory agreements between NFAL and each Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Funds (the “Board”) will consider a new investment management agreement with NFAL and investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS AND/OR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-ALLP-0414P